UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03231

SEI Liquid Asset Trust

(Exact name of registrant as specified in charter)

SEI Investments One Freedom Valley Drive Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation 101 Federal St. Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

SEI Liquid Asset Trust

Annual Report as of June 30, 2012

Prime Obligation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI LIQUID ASSET TRUST — JUNE 30, 2012

To Our Shareholders:

In the fiscal year ended June 30, 2012, the non-Treasury sectors of the U.S. fixed-income market have experienced strong volatility. During the first half of the period, sovereign debt challenges on both sides of the Atlantic and the fear of another economic recession in the U.S. caused the credit market to sell off, with volatility picking up dramatically. On August 2, 2011, the U.S. Congress raised the debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, Standard and Poor’s subsequently downgraded U.S. Treasurys to AA+. In mid-September, the Federal Open Market Committee announced further accommodative measures through “Operation Twist,” effectively extending the maturity of its Treasury portfolio and reinvesting the proceeds of maturing agency debt and mortgage-backed securities (“MBS”) back into MBS rather than Treasurys. Markets turned the corner in the first quarter of 2012, as encouraging U.S. economic data and positive policy developments in Europe increased investor risk appetite. The “risk-on” environment helped all credit sectors outperform Treasurys in the first quarter. In May, however, renewed concerns about the eurozone and weaker global economic data triggered another flight to quality. Fears that Greece would exit the eurozone, the recapitalization of Spanish banks and Moody’s Investors Services’ continuing bank downgrades set a pessimistic tone in the fixed-income market. U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke indicated quite clearly that the Fed stood ready to act should conditions worsen. The “risk-off” environment lent renewed support to perceived safe havens while pushing all non-Treasury sectors to post negative excess returns. However, credit markets rebounded nicely in June on signs of progress in the European debt crisis, while Treasurys retreated modestly.

Due to global macro concerns and a highly accommodative Fed monetary policy, 10-year Treasury yields fell to a record daily low of 1.47% at the start of June, from 3.18% at the end of June 2011. They ended the quarter at 1.67%. Although non-Treasury sectors experienced high volatility during the period, fundamentals continued to improve. The investment-grade corporate market continued to see active new issuance, and corporate earnings were solid. After a few years of de-leveraging, financial companies now have much stronger balance sheets. More stringent regulations should enhance banks’ capital ratios and are perceived to be bondholder-friendly. In the meantime, housing prices are starting to stabilize and delinquency rates are trending lower. The lack of supply, strong investor demand and stabilizing fundamentals continue to support the securitized market.

On behalf of SEI Investments, I want to thank you for the confidence you have in the SEI Liquid Asset Trust. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Liquid Asset Trust / Annual Report / June 30, 2012	1

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

June 30, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (A) (B) — 44.2%
ANZ National International (C)
0.391%, 07/16/12	$13,000	$13,000
0.300%, 07/23/12	350	350
0.230%, 07/27/12	1,420	1,420
0.411%, 10/03/12	5,000	4,995
0.361%, 11/05/12	3,225	3,221
ASB Finance (C)
0.339%, 07/01/12	3,120	3,120
0.481%, 09/27/12	1,500	1,498
Australia & New Zealand Banking Group (C)
0.340%, 07/09/12	7,000	7,000
BASF (C)
0.180%, 08/02/12	4,795	4,794
BNZ International Funding (C)
0.612%, 07/05/12	6,000	5,999
0.240%, 07/06/12	3,000	3,000
0.592%, 07/12/12	5,000	4,999
0.501%, 08/08/12	1,050	1,049
Chariot Funding (C)
0.321%, 07/05/12	2,000	2,000
Coca-Cola (C)
0.160%, 07/05/12	650	650
0.180%, 07/18/12	8,900	8,899
0.180%, 09/07/12	5,000	4,998
0.200%, 09/17/12	11,000	10,995
Commonwealth Bank of Australia (C)
0.491%, 07/12/12	4,000	3,999
0.293%, 07/18/12	3,010	3,010
DnB Bank (C)
0.371%, 09/17/12	2,425	2,423
Fairway Finance (C)
0.300%, 07/09/12	2,655	2,655
0.300%, 07/10/12	3,000	3,000
FCAR Owner Trust
0.552%, 07/02/12	16,250	16,250
0.290%, 07/02/12	11,780	11,780
0.290%, 07/03/12	1,775	1,775
0.471%, 08/01/12	4,000	3,998
0.300%, 09/12/12	285	285
0.451%, 10/01/12	8,000	7,991
General Electric
0.190%, 09/26/12	10,650	10,645

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Gotham Funding
0.280%, 07/02/12	$10,490	$10,490
Johnson & Johnson (C)
0.130%, 07/30/12	7,525	7,524
Jupiter Securitization (C)
0.321%, 07/05/12	2,000	2,000
Manhattan Asset Funding (C)
0.280%, 08/20/12	4,375	4,373
Market Street Funding (C)
0.220%, 07/12/12	1,230	1,230
0.210%, 08/14/12	4,095	4,094
0.260%, 09/19/12	5,730	5,727
MetLife Short-Term Funding (C)
0.200%, 08/06/12	3,080	3,079
0.240%, 09/05/12	27,960	27,948
Nestle Capital (C)
0.130%, 07/27/12	1,500	1,500
Nestle Finance International
0.160%, 07/23/12	5,640	5,640
0.200%, 08/28/12	4,000	3,999
0.301%, 12/17/12	2,495	2,492
New York Life Capital (C)
0.150%, 07/31/12	2,865	2,865
0.170%, 09/04/12	5,000	4,998
Novartis Securities Investment (C)
0.175%, 08/13/12	4,425	4,424
0.170%, 09/04/12	5,650	5,648
Prudential
0.451%, 07/02/12	3,200	3,200
0.410%, 07/17/12 (C)	5,510	5,509
0.400%, 07/19/12 (C)	1,880	1,880
0.410%, 07/20/12 (C)	3,760	3,759
0.426%, 08/01/12 (C)	4,190	4,188
Sheffield Receivables (C)
0.290%, 07/24/12	2,640	2,639
0.290%, 07/25/12	6,990	6,989
0.290%, 07/26/12	5,460	5,459
0.290%, 07/27/12	2,375	2,374
Surrey Funding (C)
0.350%, 07/17/12	275	275
Total Capital Canada (C)
0.170%, 07/19/12	6,965	6,965
0.200%, 08/09/12	26,055	26,049
Toyota Credit Canada
0.200%, 07/03/12	4,000	4,000
0.200%, 07/25/12	965	965
Toyota Motor Credit
0.200%, 08/20/12	6,048	6,046
Wal-Mart Stores (C)
0.150%, 08/06/12	18,000	17,997
Westpac Banking (C)
0.491%, 07/10/12	10,000	9,999
0.481%, 07/12/12	4,000	3,999

2	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Westpac Securities (C)
0.521%, 07/24/12	$5,850	$5,848
0.532%, 08/07/12	2,000	1,999
0.501%, 08/23/12	1,500	1,499
0.454%, 09/06/12	9,700	9,692
Working Capital Management (C)
0.232%, 07/09/12	7,800	7,800
0.240%, 07/11/12	2,485	2,485
0.240%, 07/17/12	2,095	2,095

Total Commercial Paper (Cost $391,539) ($ Thousands)		391,539

CERTIFICATES OF DEPOSIT (B) — 19.1%
Bank of Nova Scotia
0.420%, 07/09/12	9,000	9,000
0.335%, 07/15/12 (D)	8,000	8,000
0.293%, 07/17/12 (D)	8,025	8,025
0.766%, 07/18/12 (D)	790	791
0.293%, 07/18/12 (D)	5,000	5,000
0.333%, 07/19/12 (D)	3,635	3,635
0.334%, 07/20/12 (D)	3,665	3,665
0.750%, 10/15/12	250	250
0.320%, 10/18/12	5,000	5,000
Bank of Tokyo-Mitsubishi
0.350%, 07/31/12	3,600	3,600
0.350%, 08/08/12	9,500	9,500
0.360%, 09/25/12	10,000	10,000
Branch Banking & Trust
0.180%, 07/23/12	4,230	4,230
Credit Suisse
0.280%, 08/01/12	8,200	8,200
DnB Bank
0.380%, 07/02/12	4,500	4,500
National Australia Bank
0.400%, 07/18/12	10,000	10,000
0.380%, 07/18/12	5,000	5,000
0.295%, 07/29/12 (D)	5,355	5,355
Nordea Bank Finland
0.380%, 07/02/12	7,180	7,180
0.620%, 07/25/12	4,635	4,636
State Street Bank and Trust
0.250%, 09/17/12	20,000	20,000
Sumitomo Mitsui Banking
0.360%, 07/11/12	4,800	4,800
Svenska Handelsbanken
0.580%, 08/24/12	9,000	9,000
0.570%, 09/04/12	3,530	3,530
0.550%, 09/06/12	5,500	5,500
Toronto-Dominion Bank (D)
0.339%, 07/05/12	2,145	2,146
0.314%, 07/20/12	9,210	9,210

Total Certificates of Deposit (Cost $169,753) ($ Thousands)		169,753

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS (D) — 6.5%

California — 1.6%
California State, Sub-Ser A, GO
0.170%, 07/04/12	$2,975	$2,975
Calleguas-Las Virgenes, Public Financing Authority, Ser A, RB
0.130%, 07/05/12	650	650
East Bay, Municipal Utility District, Ser A-2, RB
0.150%, 07/04/12	1,115	1,115
Metropolitan Water District of Southern California, Ser A-2, RB
0.160%, 07/05/12	6,470	6,470
Metropolitan Water District of Southern California, Ser B-4, RB
0.150%, 07/04/12	3,400	3,400

		14,610

Colorado — 0.3%
Colorado State, Housing & Finance Authority, Multi-Family Housing Program, Ser A-1, RB
0.180%, 07/04/12	925	925
Colorado State, Housing & Finance Authority, Single-Family Housing Program, Ser AA-1, RB
0.180%, 07/04/12	750	750
Colorado State, Housing & Finance Authority, Single-Family Housing Program, Ser B-1, RB
0.200%, 07/04/12	815	815

		2,490

Connecticut — 0.1%
Connecticut State, Housing Finance Authority, Sub-Ser A-5, RB
0.167%, 07/05/12	1,186	1,186

Illinois — 0.4%
Illinois State, Toll Highway Authority, Ser Senior A-1A, RB
0.320%, 07/05/12	3,975	3,975

Iowa — 0.4%
Iowa State, Finance Authority, Ser C, RB
0.187%, 07/05/12	2,335	2,335
Iowa State, Finance Authority, Ser G, RB
0.190%, 07/05/12	95	95
Iowa State, Finance Authority, Ser M, RB
0.180%, 07/05/12	750	750

		3,180

SEI Liquid Asset Trust / Annual Report / June 30, 2012	3

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

June 30, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 0.1%
Simmons College, Higher Education Authority, RB
0.200%, 07/05/12	$670	$670

Michigan — 0.4%
Kent, Hospital Finance Authority, Ser C, RB
0.150%, 07/04/12	3,345	3,345

Missouri — 0.1%
St. Louis, Industrial Development Authority, Ser B, RB
0.180%, 07/04/12	755	755

New Hampshire — 0.0%
New Hampshire State, Health & Educational Facilities Authority, Dartmouth College Project, Ser C, RB
0.180%, 07/04/12	390	390

New Mexico — 0.1%
New Mexico State, Finance Authority, Sub-Ser D, RB
0.177%, 07/05/12	950	950

New York — 0.3%
City of New York, Sub-Ser D-3, GO
0.130%, 07/01/12	1,475	1,475
New York State, Dormitory Authority, Ser B, RB
0.150%, 07/04/12	895	895

		2,370

Texas — 2.1%
JPMorgan Chase Putters, Ser 3945, RB
0.180%, 07/01/12	1,765	1,765
JPMorgan Chase Putters, Ser 3953, RB
0.180%, 07/01/12	6,505	6,505
Texas State, Small Business Project, Ser B, GO
0.210%, 07/05/12	2,245	2,245
Texas State, Veterans Assistance, Ser I, GO
0.207%, 07/04/12	605	605
Texas State, Veterans Housing Assistance, GO
0.210%, 07/04/12	1,075	1,075
Texas State, Veterans Housing Assistance, Ser A-2, GO
0.177%, 07/04/12	2,000	2,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas State, Veterans Housing Assistance, Ser C, GO
0.210%, 07/04/12	$2,095	$2,095
Texas State, Veterans Housing Fund II, Ser B-2, GO
0.207%, 07/04/12	300	300
Texas State, Veterans Land Project, GO
0.200%, 07/03/12	190	190
0.190%, 07/03/12	630	630
University of Texas System, Ser B, RB
0.120%, 07/05/12	1,580	1,580

		18,990

Washington — 0.2%
Washington State, Health Care Facilities Authority, Ser C-R, RB
0.150%, 07/04/12	1,340	1,340

Wisconsin — 0.4%
Wisconsin State, Health & Educational Facilities Authority, Wheaton Franciscan Services Project, Ser B, RB
0.170%, 07/04/12	500	500
Wisconsin State, Health & Educational Facilities Authority, Wheaton Franciscan System Project, RB
0.160%, 07/04/12	2,300	2,300
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.207%, 07/05/12	335	335

		3,135

Total Municipal Bonds (Cost $57,386) ($ Thousands)		57,386

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2%
FFCB (D)
0.261%, 07/10/12	3,000	3,000
FFCB DN (A)
0.150%, 07/05/12	2,000	2,000
FHLB (D)
0.250%, 07/01/12	4,065	4,064
0.250%, 07/01/12	3,320	3,319
0.240%, 07/01/12	2,660	2,659
FHLMC (D)
0.450%, 07/01/12	7,020	7,018
FNMA (D)
0.390%, 07/01/12	2,500	2,499
0.380%, 07/01/12	1,000	1,000
0.274%, 07/20/12	2,000	2,000
0.224%, 07/20/12	4,590	4,588
0.400%, 08/01/12	5,600	5,599

Total U.S. Government Agency Obligations (Cost $37,746) ($ Thousands)		37,746

4	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

TIME DEPOSIT — 3.3%
U.S. Bank N.A.
0.200%, 07/02/12	$29,225	$29,225

Total Time Deposit (Cost $29,225) ($ Thousands)		29,225

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Notes
4.625%, 07/31/12	4,845	4,863
1.375%, 09/15/12	2,675	2,682
0.500%, 11/30/12	1,600	1,602
1.125%, 12/15/12	2,220	2,230
1.375%, 01/15/13	6,750	6,794

Total U.S. Treasury Obligations (Cost $18,171) ($ Thousands)		18,171

CORPORATE OBLIGATIONS — 0.2%
Commonwealth Bank of Australia (C)
2.750%, 10/15/12	1,187	1,195
General Electric Capital
3.500%, 08/13/12	520	522

Total Corporate Obligations (Cost $1,717) ($ Thousands)		1,717

REPURCHASE AGREEMENTS (E) — 20.9%
Barclays Capital 0.170%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $28,673,406 (collateralized by FHLMC, par value $28,483,478, 4.000%, 12/01/41; with total market value $29,246,460)	28,673	28,673
JPMorgan Chase 0.260%, dated 06/26/12, to be repurchased on 07/03/12, repurchase price $7,405,374 (collateralized by El Paso Pipeline and Ford Motor Credit, ranging in par value $1,728,000-$4,790,000, 6.500%-8.125%, 01/15/20-04/01/20; with total market value $7,777,891)	7,405	7,405
JPMorgan Chase 0.250%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $13,150,274 (collateralized by American Tower and Ford Motor Credit, ranging in par value $370,000-$10,955,000, 5.900%-8.125%, 01/15/20-11/01/21; with total market value $13,807,842)	13,150	13,150

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Mizuho Securities 0.290%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $21,125,511 (collateralized by GNMA, par value $35,457,640, 5.000%, 07/15/39; with total market value $21,547,500)	$21,125	$21,125
RBC Capital 0.250%, dated 06/28/12, to be repurchased on 07/05/12, repurchase price $12,350,600 (collateralized by Institutional Secured Funding and White Point Funding, ranging in par value $449,176-$12,335,868, 0.000%-0.500%, 07/30/12-08/15/12; with total market value $12,721,119)	12,350	12,350
RBC Capital 0.150%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $31,000,388 (collateralized by GNMA, par value $29,422,855, 3.500%, 06/20/42; with total market value $31,620,396)	31,000	31,000
UBS 0.180%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $30,000,450 (collateralized by various FNMA obligations, ranging in par value $9,618,130-$23,444,180, 3.500%-4.500%, 02/01/26-06/01/41; with total market value $30,600,001)	30,000	30,000
Wells Fargo 0.200%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $10,920,182 (collateralized by DCP Midstream and Lincoln National, ranging in par value $3,570,346-$6,819,153, 4.750%-6.250%, 02/15/20-09/30/21; with total market value $11,466,192)	10,920	10,920
Wells Fargo 0.170%, dated 06/29/12, to be repurchased on 07/02/12, repurchase price $31,000,439 (collateralized by FHLMC, par value $30,164,374, 3.000%, 06/01/27; with total market value $31,620,449)	31,000	31,000

Total Repurchase Agreements (Cost $185,623) ($ Thousands)		185,623

Total Investments — 100.5% (Cost $891,160) ($ Thousands)		$891,160

SEI Liquid Asset Trust / Annual Report / June 30, 2012	5

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

June 30, 2012

Percentages are based on Net Assets of $886,342 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on June 30, 2012. The demand and interest rate reset features give this security a shorter effective maturity date.

(E)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

As of June 30, 2012, all of the Fund’s investments are Level 2 in accordance with ASC-820. For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

6	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Statement of Assets and Liabilities ($ Thousands)

As of June 30, 2012

Prime Obligation Fund
ASSETS:
Investments, at value (Cost $705,537)	$705,537
Repurchase agreements, at value (Cost $185,623)	185,623
Accrued income	338
Prepaid expenses	23
Total Assets	891,521
LIABILITIES:
Payable for investment securities purchased	4,794
Payable due to administrator	138
Payable due to investment adviser	38
Chief Compliance Officer fees payable	1
Trustees’ fees payable	1
Accrued expenses	207
Total Liabilities	5,179
Net Assets	$886,342
NET ASSETS CONSIST OF:
Paid-in Capital	$886,336
Distributions in excess of net investment income	(2)
Accumulated net realized gain on investments	8
Net Assets	$886,342
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
($886,342,260 ÷ 886,335,988 shares)

The accompanying notes are an integral part of the financial statements.

SEI Liquid Asset Trust / Annual Report / June 30, 2012	7

Statement of Operations ($ Thousands)

For the year ended June 30, 2012

Prime Obligation Fund
Investment Income:
Interest Income	$2,438
Expenses:
Administration Fees	3,991
Shareholder Servicing Fees — Class A	2,372
Investment Advisory Fees	466
Trustees’ Fees	14
Chief Compliance Officer Fees	2
Printing Fees	185
Professional Fees	78
Custodian/Wire Agent Fees	74
Registration Fees	43
Other Expenses	23
Total Expenses	7,248
Less, Waiver of:
Administration Fees	(2,533)
Shareholder Servicing Fees — Class A	(2,372)
Net Expenses	2,343
Net Investment Income	95
Net Realized Gain on Investments	6
Net Increase in Net Assets Resulting from Operations	$101

The accompanying notes are an integral part of the financial statements.

8	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Prime Obligation Fund
	2012	2011
Operations:
Net Investment Income	$95	$83
Net Realized Gain on Investments	6	1
Net Increase in Net Assets Resulting from Operations	101	84
Dividends From:
Net Investment Income:
Class A	(95)	(83)
Total Dividends	(95)	(83)
Capital Share Transactions (all at $1.00 per share)
Class A:
Proceeds from Shares Issued	5,289,441	4,766,044
Reinvestment of Dividends	88	75
Cost of Shares Redeemed	(5,307,650)	(4,754,568)
Increase (Decrease) in Net Assets Derived from Capital Shares Transactions	(18,121)	11,551
Net Increase (Decrease) in Net Assets	(18,115)	11,552
Net Assets:
Beginning of Year	904,457	892,905
End of Year	$886,342	$904,457
Distributions in Excess of Net Investment Income	$(2)	$(1)

The accompanying notes are an integral part of the financial statements.

SEI Liquid Asset Trust / Annual Report / June 30, 2012	9

Financial Highlights

For the years ended June 30,

For a Share Outstanding Throughout each Year

	Net Asset Value, Beginning of Year	Net Investment Income(1)		Net Realized and Unrealized Gains (Losses) on Securities		Payment by Affiliate	Total from Investment Operations		Dividends from Net Investment Income		Total Dividends		Net Asset Value, End of Year	Total Return†		Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Prime Obligation Fund
Class A:
2012	$1.00	$—	(2)	$—	(2)	$—	$—	(2)	$—	(2)	$—	(2)	$1.00	0.01%		$886,342	0.25	%*	0.77%	0.01%
2011	1.00	—	(2)	—	(2)	—	—	(2)	—	(2)	—	(2)	1.00	0.01		904,457	0.31	*	0.77	0.01
2010	1.00	—	(2)	—	(2)	—	—	(2)	—	(2)	—	(2)	1.00	0.01		892,905	0.30	**	0.78	0.01
2009	1.00	0.01		(0.03)		0.03	0.01		(0.01)		(0.01)		1.00	1.12	††	1,293,598	0.48	***	0.79	1.10
2008	1.00	0.04		—		—	0.04		(0.04)		(0.04)		1.00	3.96		1,179,542	0.44		0.75	3.76

*	The Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s daily average net assets. Had these waivers been excluded, the ratio would have been at the expense cap figure of 0.44%. See Note 3 of the Notes to Financial Statements.
**	The expense ratio includes the Treasury Guarantee Program Expense. The Fund participated in the Treasury Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. The Administrator voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s daily average net assets. Had these waivers and the Treasury Guarantee Program expense been excluded, the ratio would have been at the expense cap figure of 0.44%.
***	The expense ratio includes the Treasury Guarantee Program expense. The Fund participated in the Treasury Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. Had this expense been excluded, the ratio would have been 0.44%.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The total return includes payment by affiliate. Had the payment been excluded the total return would have been (1.61)%.
(1)	Per share calculations were performed using average shares.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Notes to Financial Statements

June 30, 2012

1. ORGANIZATION

SEI Liquid Asset Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 20, 1981.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with one fund: the Prime Obligation Fund (the “Fund”). The Trust is registered to offer Class A shares of the Fund. A description of the Fund’s investment objectives, policies, and strategies are provided in the prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized to maturity and are included in interest income. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management has evaluated the implications of ASU 2011-04 and does not believe adoption will have a material impact on the financial statements.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

As of June 30, 2012, all of the Fund’s investments are Level 2. During the year ended June 30, 2012, there were no transfers between Level 1 and Level 2.

For the year ended June 30, 2012, there have been no significant changes to the fair valuation methodologies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At June 30, 2012, the Fund did not own any illiquid securities.

Restricted Securities — Throughout the year, the Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be

SEI Liquid Asset Trust / Annual Report / June 30, 2012	11

Notes to Financial Statements (Continued)

June 30, 2012

sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Fund had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost as determined in accordance with the procedures approved by the Board of Trustees. At June 30, 2012, the Fund did not own any restricted securities.

Repurchase Agreements — The Fund invests in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the agreements and the Trust’s policies ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover interest and principal in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. At June 30, 2012, the Fund held Repurchase Agreements in the amount of $185,623 ($ Thousands). Please refer to the Schedule of Investments for more information.

In April 2011, the FASB issued ASU No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. Management has evaluated the implications of ASU 2011-03 and does not believe adoption will have a material impact on the financial statements.

Expenses — Expenses that are directly related to the Fund are charged directly to the Fund.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of specific identification. Interest income is recognized using the accrual basis of accounting.

All amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains of the Fund are distributed to the shareholders of the Fund annually.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as the Trust’s investment adviser and “manager of managers” under an investment advisory agreement. For its services, SIMC receives an annual fee equal to 0.075% of the Trust’s average daily net assets up to $500 million and 0.02% of such net assets in excess of $500 million.

BofA Advisors, LLC (formerly known as Columbia Management Advisors, LLC) (“BofA”), serves as sub-adviser to the Fund under an investment sub-advisory agreement. BofA is paid by SIMC. SIMC compensates BofA out of the fee it receives from the Fund.

Administration and Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Amended and Restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and shareholder servicing for an annual fee, which is calculated daily and paid monthly, of 0.42% of the average daily net assets of the Fund.

The Administrator has contractually agreed to waive fees and to reimburse expenses, in order to keep total operating expenses, net of SIMC and SEI Investments Distribution Co.’s (the “Distributor”) fee waivers, from exceeding 0.44% of the average daily net assets of the Fund. For the year ended June 30, 2012, the amount of this waiver totaled $695 ($ Thousands). The Distributor is a wholly-owned and operated subsidiary of SEI Investments Company and a registered broker-dealer.

In addition, the Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets. For the year ended June 30, 2012, the amount of this waiver totaled $1,838 ($ Thousands).

Distribution and Shareholder Servicing Agreements — The Distributor acts as the distributor of the shares of the Trust under a Distribution Agreement. The Trust has adopted a shareholder servicing plan for its Class A shares (the “Class A Plan”) pursuant to which a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Class A Plan the Distributor may perform, or may compensate other service providers for performing, certain shareholder and administrative services. The Distributor has waived, on a voluntary basis, all of its shareholder servicing fee.

12	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Under the Class A Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

Other — Certain officers and/or trustees of the Trust are also officers and/or directors of the Administrator, the Distributor or SIMC. Compensation of officers and affiliated trustees of the Trust is paid by the Administrator and/or the Distributor.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by, and reviewed annually by, the SEI Funds’ board of trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended June 30, 2012, the Trust loaned funds from the Fund to the SEI Funds. The amount of lending was $650,448 ($ Thousands) and the interest received on the lending and the corresponding interest rate were $10 ($ Thousands) and 0.27%-0.44%, respectively. The average amount of lending during the year ended June 30, 2012 was $23,230 ($ Thousands). The Trust had no outstanding loans under the interfund lending agreement at June 30, 2012.

4. FEDERAL INCOME TAXES

It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

These reclassifications, which have no impact on net asset value of the Fund, are primarily attributable to timing and character differences due to tax exempt interest and non deductible excise tax. Accordingly, the following permanent differences have been reclassified to/from the following accounts during the year ended June 30, 2012 ($ Thousands):

Undistributed Net Investment Income	Paid-in-Capital
$(1)	$1

The tax character of dividends paid to Class A shareholders during the years ended June 30, 2012 and June 30, 2011 were as follows ($ Thousands):

Ordinary Income
2012	$95
2011	$83

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows ($ Thousands):

Undistributed Ordinary Income	$13
Other Temporary Differences	(7)

Total Distributable Earnings	$6

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The cost basis of securities for Federal income tax purposes is equal to the cost basis used for financial reporting purposes.

Management has analyzed the Fund’s tax positions taken on the federal tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income tax is required in the Fund’s financial statements.

SEI Liquid Asset Trust / Annual Report / June 30, 2012	13

Notes to Financial Statements (Concluded)

June 30, 2012

5. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

14	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Liquid Asset Trust:

We have audited the accompanying statement of assets and liabilities of the SEI Liquid Asset Trust, comprising the Prime Obligation Fund (the “Fund”), as of June 30, 2012, including the schedule of investments, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SEI Liquid Asset Trust, comprising the Prime Obligation Fund, as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five- year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 19, 2012

SEI Liquid Asset Trust / Annual Report / June 30, 2012	15

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2012.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the directors, and other directorships outside the fund complex of each of the persons currently serving as Directors and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	90	Director, Sunoco, Inc.; Director, Exelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]Each

Trustee shall hold office during the lifetime of the Trust until the election and qualification of his of her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP. and New Covenant Funds.

16	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	90	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	90	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2007	Private Investor since 1994.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	90	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

SEI Liquid Asset Trust / Annual Report / June 30, 2012	17

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 36 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President	since 2004	Director of Portfolio Implementations for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive, Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

18	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Prime Obligation Fund — Class A
Actual Fund Return	$1,000.00	$1,000.00	0.28%	$1.39
Hypothetical 5% Return	1,000.00	1,023.47	0.28	1.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

SEI Liquid Asset Trust / Annual Report / June 30, 2012	19

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Liquid Asset Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the sole series of the Trust (the “Fund”) and may manage the cash portion of the Fund’s assets. Pursuant to a separate sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) is responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. The Sub-Adviser is also responsible for managing its employees who provide services to the Fund. The Sub-Adviser is selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Fund’s Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Fund’s Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Fund of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Adviser charge the Fund compared with the fees each charge to comparable mutual funds; (vi) the Fund’s overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance systems; (ix) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Adviser’s reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Fund’s performance compared with similar mutual funds.

20	SEI Liquid Asset Trust / Annual Report / June 30, 2012

At the March 27-28, 2012 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Adviser to act in their respective capacities for the Fund. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Fund under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Fund;

•	the Fund’s investment performance and how it compared to that of other comparable mutual funds;

•	the Fund’s expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of SIMC and the Sub-Adviser and their affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Adviser and their affiliates; and

•

the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and the Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Fund supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Fund’s performance relative to its peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Fund. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Fund’s expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Fund’s respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Adviser’s fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Adviser, through waivers, have maintained the Fund’s net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Investment Advisory Agreements.

SEI Liquid Asset Trust / Annual Report / June 30, 2012	21

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by SIMC and the Sub-Adviser and their affiliates. When considering the profitability of the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Fund directly, and such compensation with respect to the Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Fund obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

22	SEI Liquid Asset Trust / Annual Report / June 30, 2012

Notice to Shareholders (Unaudited)

For shareholders that do not have a June 30, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a June 30, 2012 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2012, the Fund is making the following dividend designations with regard to distributions paid during the year as follows:

(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying For Corporate Dividends Rec. Deduction (1)
0.00%	100.00%	100.00%	0.00%

(D) Qualifying Dividend Income (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	1.51%	98.28%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of “Total Ordinary Income.” Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for Fund shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of the Fund.

Item (E) is based on the percentage of ordinary income of the Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Liquid Asset Trust / Annual Report / June 30, 2012	23

SEI LIQUID ASSET TRUST ANNUAL REPORT JUNE 30, 2012

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456    1.800.DIAL.SEI (1.800.342.5734)

SEI-F-097 (6/12)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustee as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2012				Fiscal Year 2011
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$21,500		N/A	N/A	$21,500		N/A	N/A
(b)	Audit-Related Fees	$20,000	(3)	$0	N/A	$25,000	(3)	N/A	N/A
(c)	Tax Fees (Tax return review services)	N/A		$5,000	N/A	N/A		N/A	N/A
(d)	All Other Fees(2)	N/A		$236,000	$0	N/A		$244,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2012 and 2011 were $236,000 and $244,500 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended

(17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Liquid Asset Trust

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 19, 2012

By (Signature and Title)	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 19, 2012